RESOLUTION AND REINSTATEMENT OF THE BOARD

William A. Leonard, Jr., as the authorized and appointed receiver of Earth Science Tech, Inc., a Nevada corporation (hereinafter "ETST") does hereby adopt and implement the following resolution to reinstate the board of directors pursuant to Nevada law effective August 27, 2021, to wit:

WHEREAS, ETST is a Nevada corporation and is publicly traded and listed on the OTC market exchange (hereinafter the "OTC");

WHEREAS, the Eighth Judicial District Court of Clark County, Nevada ("Court"), in Case No. A-18-784952-C (the "Receivership Action") appointed William A. Leonard, Jr. as successor receiver of ETST (hereinafter the "Receiver");

WHEREAS, the Court entered its Order Discharging Receiver and Appointing Successor Receiver to Implement Proposed Plan (hereinafter "Order") on August 27, 2021, the Order is attached hereto as **Exhibit 1,** and is hereby incorporated by reference as if fully set forth herein;

WHEREAS, the Order approves the proposed plan filed in the Receivership Action on March 3, 2021 (hereinafter the "Plan") as set forth and detailed in the Order at ¶9(a)-(j);

WHEREAS the Receiver has been ordered to reinstate the former board of ETST, comprised of Nickolas Tabraue, Gagan Hunter, and Steven Warm (hereinafter the "Board") and that any vacancies be filled in accordance with ETST's articles and bylaws;

WHEREAS the articles and bylaws of ETST are attached hereto as **Exhibit 2** and are hereby incorporated by reference as if fully set forth herein;

WHEREAS, the Receiver has been ordered to immediately take full control over ETST's assets, bank accounts, and oversee the Board in the managerial aspects of ETST; and

WHEREAS that the Board has been authorized to, among other things, resume management of ETST and conduct its business, subject to the oversight, input and approval of the Receiver.

NOW THEREFORE, IT IS HEREBY RESOLVED that the Board of ETST is hereby reinstated with the following persons to serve as board of directors: Nickolas Tabraue, Gagan Hunter, and Steven Warm;

IT IS FURTHER RESOLVED that any vacancies in the aforementioned Board be filled in accordance with ETST's articles and bylaws which are attached hereto as **Exhibit 2**;

IT IS FURTHER RESOLVED that Nickolas Tabraue hereby resume his position as President of the Board ("President") and that the President, together with the other members of the Board regularly report to the Receiver as requested by the Receiver;

IT IS FURTHER RESOLVED that the Board implement the Plan as set forth in the Order attached hereto as **Exhibit 1**;

IT IS FURTHER RESOLVED that the Board present to the Receiver for review and execution any documents necessary to implement the Plan, including but not limited to, the Financing and Settlement Agreements referenced in the Order;

IT IS FURTHER RESOLVED that the Board take all necessary steps to bring ETST into compliance with SEC and OTC requirements and work directly with ETST's auditor to restate and/or submit required financial disclosures, subject to the oversight and approval of the Receiver;

IT IS FURTHER RESOLVED that the Board terminate, hire, re-hire, and/or pay employees and such professionals as it deems necessary to resume business, subject to the oversight and approval of the Receiver;

IT IS FURTHER RESOLVED that the Board pursue transactions necessary to implement the Plan, including but not limited to any reverse triangular merger transaction(s) (hereinafter "Mergers"), subject to the input and approval of the Receiver;

IT IS FURTHER RESOLVED that the Board pursue and implement any changes to the capital structure, articles of incorporation and bylaws as necessary to implement the Plan and allow ETST to succeed after Plan implementation, subject to the input and approval of the Receiver;

IT IS FURTHER RESOLVED that the Board raise additional capital necessary to implement the Plan, including but not limited to undertaking/filing a Regulation A offering, Form S-1, and/or Form S-3, subject to the input and approval of the Receiver; and

IT IS FURTHER RESOLVED that the Board only resume full control of ETST pursuant to NRS 78.645(1) when the Plan has been implemented and approved by the Court.

DATED this 31 day of AUGUST, 2021.

William A. Leonard, Jr.,
Receiver of Earth Science Tech, Inc.